                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): APRIL 3, 2006

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                          TAL INTERNATIONAL GROUP, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          DELAWARE              333-126317                20-1796526
(State or other jurisdiction    (Commission   (IRS Employer Identification No.)
      of incorporation)        File Number)

                             100 MANHATTANVILLE ROAD
                          PURCHASE, NEW YORK 10577-2135
          (Address of Principal Executive Offices, including Zip Code)

                            TELEPHONE: (914) 251-9000
              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant any of the following provisions:

     [_]  Written communications pursuant to Rule 425 under the Securities Act
          (17 CFR 230.425)

     [_]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
          CFR 240.14a-12)

     [_]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
          Exchange Act (17 CFR 240.14d-2(b))

     [_]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
          Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01. REGULATION FD DISCLOSURE

The information in this Current Report on Form 8-K, and the Exhibit attached hereto, shall not be deemed to be "filed" for the purposes of Section 18 of the
Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

TAL Advantage I LLC, a wholly owned indirect subsidiary of TAL International
Group, Inc., issued a Preliminary Offering Memorandum on April 3, 2006 for
$680,000,000 Floating Rate Secured Notes, Series 2006-1. A copy of the
Preliminary Offering Memorandum is attached as exhibit 99.1 to this Current
Report on Form 8-K.

ITEM 8.01. OTHER EVENTS

On April 3, 2006, TAL Advantage I LLC, a wholly owned indirect subsidiary of TAL
International Group, Inc., commenced a private placement of $680,000,000
Floating Rate Secured Notes, Series 2006-1, subject to market and other conditions.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

          99.1 Preliminary Offering Memorandum dated April 3, 2006.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        TAL International Group, Inc.

Dated: April 3, 2006                    By: /s/ Brian Sondey
                                            ------------------------------------
                                            Name:  Brian Sondey
                                            Title: President and CEO

                                INDEX TO EXHIBITS

EXHIBIT                       DESCRIPTION
-------   ---------------------------------------------------
99.1      Preliminary Offering Memorandum dated April 3, 2006